                                                                          [LOGO]

                         NOTICE OF 2001 ANNUAL MEETING
                              AND PROXY STATEMENT

                             ---------------------

                            NOTICE OF ANNUAL MEETING

To The Shareholders:

    The annual meeting of shareholders of Convergys Corporation (the "Company") will be held at the NORTHERN KENTUCKY CONVENTION CENTER IN BALLROOM D, One West RiverCenter Blvd., Covington, Kentucky 41011, on Tuesday, April 24, 2001, at 11:30 A.M. for the following purposes:

    1.  To elect three directors for three-year terms ending in 2004; and

    2.  To act upon such other matters as may properly come before the meeting.

    Shareholders of record at the close of business on February 28, 2001 will be entitled to vote at the meeting and any adjournment thereof.

    It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

                                          [SIGNATURE]

                                          W. D. Baskett III
                                          SECRETARY

March 7, 2001

                             CONVERGYS CORPORATION
                             201 EAST FOURTH STREET
                                 P. O. BOX 1638
                             CINCINNATI, OHIO 45201

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 13, 2001 in connection with the solicitation of proxies by the Board of Directors of Convergys Corporation (the "Company") for use at the annual meeting to be held on Tuesday, April 24, 2001, at 11:30 A.M. in BALLROOM D OF THE NORTHERN KENTUCKY CONVENTION CENTER, One West RiverCenter Blvd., Covington, Kentucky 41011.

    Shares can be voted at the meeting only if the shareholder is represented by proxy or is present in person. A shareholder giving a proxy in the accompanying form retains the power to revoke it by a later appointment received by the Company or by giving notice of revocation to the Company in writing or in open meeting prior to the shares being voted. Such later appointments or notices should be directed to W. D. Baskett III, Secretary of the Company, at the address set forth above. Shares represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained therein. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, SUCH SHARES WILL BE VOTED: (1) TO ELECT AS DIRECTORS THE PERSONS NAMED AS CLASS III DIRECTORS ON PAGES 5 AND 6 AND (2) TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    In the event that a broker, bank, custodian, nominee or other record holder of shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will be considered as present but not entitled to vote with respect to that matter. An abstention from voting and broker non-votes will be included in determining the presence of a quorum.

    If a shareholder is a participant in the Company's Retirement and Savings Plan or the Convergys CMG Retirement Savings Plan and the accounts are registered in the same name, the proxy will also serve as a voting instruction for the trustees of these plans.

    YOUR VOTE IS IMPORTANT. MOST SHAREHOLDERS HAVE A CHOICE OF VOTING OVER THE INTERNET, BY TELEPHONE OR BY USING A TRADITIONAL PROXY CARD. PLEASE REFER TO YOUR PROXY CARD OR THE INFORMATION FORWARDED TO YOU BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU.

                                    GENERAL

    On the record date, February 28, 2001, outstanding voting securities of the Company consisted of 155,911,259 common shares, without par value ("Common Shares"), all of one class. Each Common Share has one vote on each matter presented for action at the meeting. The following table sets forth information, as of the record date, with respect to those persons that the Company believes to be beneficial owners of more than 5% of the Company's voting securities:

                                              NUMBER OF     PERCENT
TITLE OF CLASS     BENEFICIAL OWNER(A)      COMMON SHARES   OF CLASS
--------------   ------------------------   -------------   --------
Common Shares    Putnam Investments, Inc.    15,945,342      10.23%
                 One Post Office Square
                 Boston, MA 02109

------------------------

(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or has the right to acquire beneficial ownership of any such security within 60 days.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Ownership of and transactions in Company securities by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act. All executive officers and directors complied with these requirements on a timely basis during 2000, with the exception of Mr. Gibbs who was one month late in reporting a purchase of shares.

                               BOARD OF DIRECTORS

GENERAL INFORMATION

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents sent to them, as well as by operating and financial reports presented at Board and committee meetings by the Company's officers.

    Meetings of the Board of Directors are scheduled approximately seven times a year, and there is also an organizational meeting following the annual meeting of shareholders. Additional meetings of the Board may be called whenever needed. The Board of Directors of the Company held eight meetings in 2000. Each director attended at least 75% of the total number of meetings of the Board and committees of which he or she was a member.

COMMITTEES OF THE BOARD

    The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below. The biographical information on each director, including those nominated for election, which begins on page 5 of this Proxy Statement, identifies the committee memberships currently held by each nominee and each other director.

    The Executive Committee has five members, one of whom is an officer of the Company. The Committee meets on call whenever needed and has authority to act on most matters during the intervals between Board meetings, except for those matters reserved to the full Board of Directors by the Ohio General Corporation Law. The Committee did not meet in 2000.

    The Audit Committee has five members, none of whom is an officer of the Company. The Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of its financial reporting; the Committee also meets with the independent accountants and with appropriate Company financial personnel and internal auditors concerning these matters. The Committee recommends to the Board the appointment of the independent accountants. Both the internal auditors and the independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. The Audit Committee Charter begins on page 19. The Committee met four times in 2000.

    The Compensation and Benefits Committee has three members, none of whom is an officer of the Company. The Committee makes recommendations to the Board with respect to the compensation of the Chief Executive Officer and non-employee directors. The Committee also approves the compensation of certain executive officers of the Company and administers the Company's 1998 Long Term Incentive Plan (the "LTIP"). The Committee met four times in 2000.

    The Finance Committee has four members, none of whom is an officer of the Company. The Committee reviews the capital structure of the Company, short-term borrowing limits, proposed financings, options available for the financing of all material acquisitions by the Company, the Company's benefit plans, the performance of the portfolio managers of such plans and pension plan funding. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate. The Committee met four times in 2000.

    The Governance and Nominating Committee has four members, one of whom is an officer of the Company. The Committee reviews the performance of senior management, recommends candidates for director, monitors the scope and performance of Board committees and suggests to the Board shareholder concerns to be addressed. The Committee met four times in 2000.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company receive no remuneration for serving as directors or committee members. Non-employee directors receive an annual retainer of $26,000 and a meeting fee of $1,000 for each Board and committee meeting attended. The Chairmen of the Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees receive an additional fee of $3,000 per year. Non-employee directors also receive stock options pursuant to the LTIP. Each non-employee director who is first elected or appointed to the Board will receive an option to purchase 17,000 Common Shares. Each non-employee director also will receive an option to purchase 8,500 Common Shares on the day of each annual meeting of shareholders subsequent to his or her initial election or appointment to the Board, provided that he or she continues in office after the annual meeting. The exercise price for each option granted is 100% of the fair market value of the Common Shares on the date of grant.

    Directors may elect to defer the receipt of all or a part of their fees and retainers under the Company's Deferred Compensation Plan for Non-Employee Directors (the "Directors Deferred Compensation Plan"). Amounts so deferred are assumed to be invested in the same type of investments, including Common Shares, as are made available to employees of the Company under the Company's Retirement and Savings Plan. Accounts under the Directors Deferred Compensation Plan will be paid out in cash, in one lump sum or up to ten annual installments, when the director leaves the Board.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

    The following table sets forth the beneficial ownership of Common Shares as of February 28, 2001 by each director and named executive officer and by all directors and officers of the Company as a group.

                                              SHARES BENEFICIALLY
                                                  OWNED AS OF       PERCENT OF COMMON
                                               FEB. 28, 2001(A)          SHARES
                                              -------------------   -----------------
John F. Barrett(b)(c).......................          80,370            *
Judith G. Boynton...........................          54,306            *
Gary C. Butler..............................          41,000            *
David B. Dillon.............................          27,500            *
David F. Dougherty(b).......................         602,054            *
Eric C. Fast................................          27,189            *
Joseph E. Gibbs.............................          18,000            *
Roger L. Howe...............................         121,819            *
Robert J. Marino(b).........................         615,382            *
Steven C. Mason.............................          53,732            *
Philip A. Odeen.............................          25,500            *
James F. Orr................................       2,212,382               1.4%
Steven G. Rolls.............................         366,999            *
Brian H. Rowe...............................          69,796            *
Ronald E. Schultz...........................         319,233            *
All directors and officers as a group
  (consisting of 25 persons, including those
  named above)..............................       6,185,736               3.9%

------------------------

*   less than 1 percent

(a) Includes Common Shares subject to outstanding options which are exercisable by such individuals within 60 days. The following options are included in the totals: 1,906,578 Common Shares for Mr. Orr; 520,224 Common Shares for Mr. Dougherty; 505,224 Common Shares for Mr. Marino; 309,131 Common Shares for Mr. Rolls; 257,600 Common Shares for Mr. Schultz; 71,800 Common Shares for Mr. Barrett; 55,800 Common Shares for Mr. Rowe; 51,800 Common Shares each for Mrs. Boynton and Mr. Mason; 33,000 Common Shares for Mr. Butler; 25,500 Common Shares each for Messrs. Dillon and Odeen; 20,000 Common Shares for Mr. Howe; and 17,000 Common Shares each for Messrs. Fast and Gibbs.

(b) Includes Common Shares held directly by members of the director's or officer's family who have the same home as the director or officer but as to which the director or officer disclaims beneficial ownership: 1,568 for Mr. Barrett; 2,200 for Mr. Dougherty; 100 for Mr. Marino; and 8,276 for other officers.

(c) Does not include Common Shares held by The Western and Southern Life Insurance Company of which Mr. Barrett is President and Chief Executive Officer. Mr. Barrett disclaims beneficial ownership of those shares.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

    The Board of Directors of the Company presently consists of eleven members, one of whom is an officer of the Company. The Company's Amended Articles of Incorporation require that the directors be divided into three classes. At each annual meeting of shareholders, directors constituting a class are elected for a three-year term. The terms of the Class III directors expire in 2001. The Board of Directors has nominated Gary C. Butler, Roger L. Howe and Philip A. Odeen for election as directors in Class III to serve until the 2004 annual meeting of shareholders.

    It is intended that shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for a particular nominee, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominee or nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

    For each director of the Company, including those nominated for election, there follows a brief listing of principal occupation during at least the past five years, other major affiliations and age on the date of this Proxy Statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2001)

                                 Gary C. Butler, President and Chief Operating Officer of
[PHOTO]                          Automatic Data Processing, Inc. since 1998; Group President of the Employer Services Group, 1995-1998. Director of
                                 Automatic Data Processing, Inc. and Career Holdings Inc.
                                 Director of the Company since January 1999; member of the
                                 Finance Committee. Age 54.

                                 Roger L. Howe, Retired Chairman of the Board of U.S.
[PHOTO]                          Precision Lens, Inc. since 1998; Chairman of the Board,
                                 1988-1998. Director of Cintas Corporation and U S Bancorp
                                 and its subsidiary, U S Bancorp Bank. Director of the
                                 Company since May 1998; Chairman of the Governance and
                                 Nominating Committee; member of the Audit Committee and the
                                 Executive Committee. Age 66.

                                 Philip A. Odeen, Executive Vice President of TRW Inc. since
[PHOTO]                          1997; President and Chief Executive Officer of BDM
                                 International, Inc., 1992-1997. Director of The Reynolds and
                                 Reynolds Company and Washington Gas Light Company. Director
                                 of the Company since March 2000; member of the Audit
                                 Committee and the Governance and Nominating Committee. Age
                                 65.

                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 2002)

                                 Judith G. Boynton, Former Executive Vice President, Business
[PHOTO]                          Development since 2000 and Chief Financial Officer of
                                 Polaroid Corporation since 1998; Vice President and
                                 Controller of Amoco Corporation 1996-1998. Director of the
                                 Company since May 1998; Chairman of the Audit Committee;
                                 member of the Finance Committee and the Executive Committee.
                                 Age 46.

                                 David B. Dillon, President and Chief Operating Officer of
[PHOTO]                          The Kroger Co. since 2000; President, 1998-2000; President and Chief Operating Officer, 1995-1998. Director of The
                                 Kroger Company. Director of the Company since March 2000;
                                 member of the Finance Committee. Age 49.

                                 Eric C. Fast, President and Chief Operating Officer of Crane
[LOGO]                           Co. since 1999; Co-Head of Global Investment Banking,
                                 Salomon Smith Barney, 1997-1999; Co-Head of Global
                                 Investment Banking, Salomon Brothers Inc., 1984-1997.
                                 Director of Crane Co. Director of the Company since August
                                 2000; member of the Audit Committee. Age 51.

                                 Brian H. Rowe, Chairman of Aero Equity since 2000; Retired
[PHOTO]                          Chairman of General Electric Aircraft Engines since 1995.
                                 Director of Stewart & Stevenson Services, Inc., B/E
                                 Aerospace, Textron Inc., Atlas Air Inc., Dynatech
                                 Corporation and The Fifth Third Bank. Director of the
                                 Company since May 1998; member of the Audit Committee and
                                 the Compensation and Benefits Committee. Age 69.

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2003)

                                 John F. Barrett, President and Chief Executive Officer of
[PHOTO]                          The Western and Southern Life Insurance Company since 1994.
                                 Director of The Western and Southern Life Insurance Company,
                                 The Fifth Third Bancorp and its subsidiary, The Fifth Third
                                 Bank, and The Andersons, Inc. Director of the Company since
                                 May 1998; Chairman of the Finance Committee; member of the
                                 Compensation and Benefits Committee and the Executive
                                 Committee. Age 51.

                                 Joseph E. Gibbs, Co-Founder, Vice Chairman, President and
[LOGO]                           Chief Executive Officer of TGC, Inc. (The Golf Channel)
                                 since 1995. Director of TGC, Inc. and Acme Paging. Director of the Company since December 2000; member of the Finance
                                 Committee. Age 52.

                                 Steven C. Mason, Retired Chairman of the Board and Chief
[PHOTO]                          Executive Officer of Mead Corporation since 1997; Chairman of the Board and Chief Executive Officer, 1992-1997.
                                 Director of PPG Industries, Inc. and Elder-Beerman Stores.
                                 Director of the Company since May 1998; Chairman of the
                                 Compensation and Benefits Committee; member of the Executive
                                 Committee and the Governance and Nominating Committee. Age
                                 65.

                                 James F. Orr, Chairman of the Board of the Company since
[PHOTO]                          April 2000; President and Chief Executive Officer since
                                 1998; Chief Operating Officer and a Director of Cincinnati
                                 Bell Inc., 1996-1998; Chairman of Convergys Information
                                 Management Group Inc. since 1996; Chairman of Convergys
                                 Customer Management Group Inc. since 1997; Executive Vice
                                 President of Cincinnati Bell Inc. and President and Chief
                                 Executive Officer of Convergys Information Management Group
                                 Inc., 1995-1996. Director of Becton Dickinson and Company
                                 and Ohio National Life Insurance Company. Director of the
                                 Company since May 1998; Chairman of the Executive Committee and member of the Governance and Nominating Committee. Age
                                 55.

                             AUDIT COMMITTEE REPORT

    In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2000, the Committee met four times, and the Chairman, as representative of the Committee, discussed the interim financial information contained in each quarterly
Form 10-Q with the Chief Financial Officer, the Controller and the independent accountants prior to the filing of the Company's Forms 10-Q.

    In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants' independence. The Committee also considered the compatibility of non-audit services with the accountants' independence. The Committee also discussed with management, the internal auditors and the independent accountants the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Committee reviewed with both the independent accountants and the internal auditors their audit plans, audit scope, and identification of audit risks.

    The Committee discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

    The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 with management and the independent accountants. Management has the responsibility for the preparation of the Company's financial statements and the independent accountants have the responsibility for the examination of those statements.

    Based on the above-mentioned review and discussions with management and the independent accountants, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent accountants and the Board concurred in such recommendation.

    The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix "I" to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" director under the current listing standards of National Association of Securities Dealers.

                                          Audit Committee
                                          Judith G. Boynton, Chairperson
                                          Eric C. Fast
                                          Roger L. Howe
                                          Philip A. Odeen
                                          Brian H. Rowe

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's Compensation and Benefits Committee has the responsibility to review annually and recommend to the Board, compensation for the Chief Executive Officer. The Committee reviews and approves the compensation for the Company's Chief Development Officer, the Chief Financial Officer, the General Counsel, the Presidents of Convergys Information Management Group Inc. ("IMG") and Convergys Customer Management Group Inc. ("CMG") and other executive officers.

EXECUTIVE COMPENSATION PRINCIPLES

    The executive compensation program established by the Company's Compensation and Benefits Committee is based on the following principles: (a) compensation should be related to performance and should be comparable to the compensation provided by a select group of high performing growth companies; (b) individual compensation targets should be competitive with selected survey groups and provide significant incentives for superior Company performance;
(c) compensation should align the interests of the executive officers with the interests of the Company's shareholders; and (d) compensation should enable the Company to attract and retain the management necessary to lead and manage a high growth services company.

    Compensation levels for executive officers are benchmarked to the outside market, using information from industry surveys conducted by two outside consultants. The outside market is defined as a select group of leading high performing growth companies and those with whom the Company competes for executive talent.

COMPONENTS OF EXECUTIVE COMPENSATION

    The three components of the total compensation program are:

    - Base Salary

    - Annual Incentive Bonus

    - Long Term Incentives

    BASE SALARIES. Base salary ranges for the named executive officers are set at levels that are comparable to similar positions at other companies with whom we compare for compensation purposes. It is intended that salaries will only be adjusted as needed based on individual performance and on the results of our market surveys.

    ANNUAL INCENTIVES. The annual bonuses for the Chief Executive Officer, Chief Development Officer, Chief Financial Officer and General Counsel are based two-thirds on Company Earnings Per Share ("EPS") and one-third on personal performance. The annual bonuses for subsidiary Presidents are based two-thirds on subsidiary operating income and one-third on the achievement of personal goals.

    LONG TERM INCENTIVES. The executive officers' long term incentives are entirely in the form of stock options under the LTIP. Annual stock option grants are adjusted based on individual performances. The relative weight given to each element of total direct compensation (base salary, annual bonus and long term incentives) is intended to favor long term incentives over annual bonuses.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    As Chairman, President and Chief Executive Officer of the Company, based upon the Company's actual EPS results and evaluation of his personal performance, Mr. Orr received the base salary and annual bonus shown in the table on page 12. In January 2000, he received the options to purchase Common Shares shown in the table on page 13.

STOCK OWNERSHIP GUIDELINES

    To further align the interests of the Company's executive officers with those of the Company's shareholders, the Company's Compensation and Benefits Committee has established Common Share ownership guidelines for the Company's senior executives.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the deduction for compensation paid to the Company's named executives. The Company's Compensation and Benefits Committee intends to maximize the amount of compensation expense that is deductible by the Company when it is appropriate and in the best interests of the Company and its shareholders. However, compensation decisions will be based primarily on the Committee's perception of the effectiveness of each type of compensation for incenting results and the extent to which performance goals have been achieved.

                                          Compensation and Benefits Committee

                                          Steven C. Mason, CHAIRMAN
                                          John F. Barrett
                                          Brian H. Rowe

                             EXECUTIVE COMPENSATION

I.  SUMMARY COMPENSATION TABLE

    The following table shows the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                                               ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                      -------------------------------------   --------------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                              -------------------------   ----------
                                                                              RESTRICTED     SECURITIES   LONG-TERM
                                                              OTHER ANNUAL       STOCK       UNDERLYING   INCENTIVE      ALL OTHER
NAME AND                               SALARY       BONUS     COMPENSATION      AWARDS        OPTIONS      PAYOUTS     COMPENSATION
PRINCIPAL POSITION           YEAR        ($)         ($)           ($)            ($)           (#)         ($)(D)        ($)(A)
------------------         --------   ---------    --------   -------------   -----------    ----------   ----------   -------------
James F. Orr.............    2000     $825,000     $650,813             (b)   $         0     305,690      $      0       $55,988
  Chairman, President and    1999      765,000     509,565              (b)             0     260,488      $775,483        31,844
  Chief Executive Officer    1998      509,647     393,509              (b)     4,012,500(c)  579,400             0        31,340

David F. Dougherty.......    2000     $410,000     $254,876             (b)   $         0     125,000      $      0       $16,142
  Chief Development          1999      360,000     135,258              (b)             0      79,524      $541,669        11,503
  Officer                    1998      283,521      60,741              (b)     1,125,000(c)  188,700             0        17,461

Robert J. Marino.........    2000     $385,000     $189,755             (b)   $         0      90,000      $      0       $20,301
  President, Information     1999      360,000     134,990              (b)             0      79,524      $167,567        25,235
  Management Group           1998      298,863      70,036              (b)     1,125,000(c)  188,700             0        17,664

Ronald E. Schultz........    2000     $330,000     $175,507             (b)   $         0      35,000      $      0       $18,064
  President, Customer        1999      255,417      36,810              (b)     1,106,240(c)   75,000             0         9,378
  Management Group           1998      234,460      22,720              (b)       189,432(c)   50,600             0        10,727

Steven G. Rolls..........    2000     $340,000     $160,189             (b)   $         0      75,000      $      0       $18,773
  Chief Financial Officer    1999      320,000     143,242              (b)             0      70,131             0         5,333
                             1998      160,417      97,593      $126,899(e)       675,000(c)   74,000             0             0

------------------------------

(a) Represents Company contributions to defined contribution savings plans, and to the Executive Deferred Compensation Plan described on page 16.

(b) Does not include the value of perquisites and other personal benefits because the total amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for that year.

(c) Restricted stock holdings as of December 31, 2000: Mr. Orr, 267,500 Common Shares with a value of $12,181,950; each of Messrs. Dougherty and Marino, 75,000 Common Shares with a value of $3,415,500; Mr. Schultz, 53,500 Common Shares with a value of $2,436,390 and Mr. Rolls, 45,000 Common Shares with a value of $2,049,300.

(d) Cashouts of performance shares under Cincinnati Bell Inc.'s Long Term Incentive Plan in conjunction with the Company's spin-off from Cincinnati Bell Inc. in 1998.

(e) Represents relocation expenses incurred by the Company on behalf of Mr. Rolls.

II. GRANTS OF STOCK OPTIONS

    The following table shows all options to purchase Common Shares granted to the named executive officers during the fiscal year ended December 31, 2000.

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                    AT ASSUMED ANNUAL RATES
                                                                                                  OF STOCK PRICE APPRECIATION
                              NUMBER OF           % OF TOTAL                                           FOR OPTION TERM(B)
                        SECURITIES UNDERLYING   OPTIONS GRANTED   EXERCISE OR                     ----------------------------
                           OPTIONS GRANTED      TO EMPLOYEES IN   BASE PRICE                           5%             10%
NAME                           (#)(A)             FISCAL YEAR       ($/SH)      EXPIRATION DATE       ($)             ($)
----                    ---------------------   ---------------   -----------   ---------------   ------------   -------------
James F. Orr..........         305,690                8.01%         $29.532          1/3/10        $5,675,440     $14,385,160
David F. Dougherty....         100,000                2.62%         $29.532          1/3/10        $1,856,600     $ 4,705,800
                                25,000                0.65%         $44.282          6/1/10        $  696,125     $ 1,808,525
Robert J. Marino......          90,000                2.36%         $29.532          1/3/10        $1,670,940     $ 4,235,220
Ronald E. Schultz.....          35,000                0.91%         $29.532          1/3/10        $  649,810     $ 1,647,030
Steven G. Rolls.......          75,000                1.96%         $29.532          1/3/10        $1,392,450     $ 3,529,350

--------------------------

(a) The material terms of the options granted are: grant type, non-statutory; grant price, fair market value on grant date; exercisable 25% after one year, an additional 25% after the second year and the remaining 50% after the third year; term of grant, 10 years; except in case of retirement, disability or death, any unexercisable options are cancelled upon termination of employment.

(b) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Shares will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 62.8% and 159.3% for options expiring 1/3/10 and 62.8% and 163.3% for options expiring 6/1/10) resulting in values of approximately $48.09 and $76.59 for options expiring on 1/3/10 and $72.12 and $116.62 for options expiring on 6/1/10. They are not intended, however, to forecast possible future appreciation, if any, in the price of the Company's Common Shares. The total of all stock options granted to employees, including executive officers, during fiscal 2000 was approximately 1.6% of the total Common Shares outstanding during the year. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since these stock options are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options for proxy disclosure purposes.

III. AGGREGATE OPTION EXERCISES

    The following table shows aggregate option exercises by the named executive officers in the last fiscal year and fiscal year-end values for the Company:

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                   OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                                   FY-END (#)              FY-END($)(A)
                             SHARES ACQUIRED      VALUE         EXERCISABLE (E)/         EXERCISABLE (E)/
NAME                         ON EXERCISE(#)    REALIZED($)     UNEXERCISABLE (U)         UNEXERCISABLE (U)
----                         ---------------   -----------   ----------------------   -----------------------
James F. Orr...............           0                 0         (E)   459,822           (E)  $ 13,655,491
                                                                  (U)   835,066           (U) $  28,158,159

David F. Dougherty.........      30,200        $1,084,270         (E)   141,231           (E)  $  4,622,914
                                                                  (U)   278,993           (U) $   6,417,463

Robert J. Marino...........      20,000        $  757,260         (E)   171,231           (E)  $  5,173,674
                                                                  (U)   243,993           (U) $   5,679,933

Ronald E. Schultz..........      20,000        $  742,300         (E)    71,050           (E)  $  2,069,237
                                                                  (U)   120,450           (U) $   2,802,817

Steven G. Rolls............           0                 0         (E)    54,532           (E)  $  1,629,923
                                                                  (U)   164,599           (U) $   3,557,241

------------------------

(a) Values stated for the Company are based on the fair market value (average of the high and low) of $45.54 per share of the Common Shares on the New York Stock Exchange on December 29, 2000.

IV. LONG-TERM INCENTIVE PLAN AWARDS TABLE

    Since no awards pursuant to any long-term incentive plans were made to any named executive officer in the fiscal year ended December 31, 2000, no table has been included.

V.  DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

    All of the named executive officers of the Company participate in both the Company's Pension Plan and a non-qualified pension plan known as the Supplemental Executive Retirement Plan (the "SERP").

    Under the SERP, a participant's pension at retirement is 55% of the participant's average monthly compensation reduced by benefits payable under the Pension Plan, including amounts which are intended to supplement or be in lieu of benefits under the Pension Plan. The compensation averaging period is the high 36 month period during the 60 month period preceding retirement, there is a reduction of 2.5% of the amount determined under the preceding sentence for each year by which the sum of the participant's years of age and years of service at retirement total less than 75, and no benefits are payable if the participant leaves prior to attaining age 55 and completing at least 10 years of service except in the case of death or change in control. In the discretion of the Compensation and Benefits Committee, the age and service requirements of the SERP may be waived.

    The benefit formula under the Pension Plan is a cash balance formula. Under this formula, each participant has an account to which pension credits are allocated at the end of each year based upon the participant's attained age and covered compensation for the year. To the extent that a participant's covered compensation exceeds the Social Security wage base, additional pension credits are given for such excess compensation. The following chart shows the pension credits which will be given at the ages indicated:

ATTAINED AGE                                         PENSION CREDITS
------------                           --------------------------------------------
Less than 30 years...................  2.50% of total covered compensation plus
                                         2.50% of excess compensation
30 but less than 35 years............  2.75% of total covered compensation plus
                                         2.75% of excess compensation
35 but less than 40 years............  3.25% of total covered compensation plus
                                         3.25% of excess compensation
40 but less than 45 years............  4.00% of total covered compensation plus
                                         4.00% of excess compensation
45 but less than 50 years............  5.25% of total covered compensation plus
                                         5.25% of excess compensation
50 but less than 55 years............  6.50% of total covered compensation plus
                                         6.50% of excess compensation
55 or more years.....................  8.00% of total covered compensation plus
                                         8.00% of excess compensation

    At the end of each year, a participant's account is also credited with assumed interest at the rate of 7.75% per annum for 2000, 8% per annum for 2001, and 4% per annum for subsequent years. At retirement or other termination of employment, an amount equivalent to the balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or annuity.

    If Messrs. Orr, Dougherty, Marino, Schultz and Rolls continue in employment and retire at the normal retirement age of 65, their estimated straight life annuity annual pension amounts under both the Pension Plan and the SERP combined, would be: $811,697 for Mr. Orr, $365,682 for Mr. Dougherty, $316,115 for Mr. Marino, $278,029 for Mr. Schultz and $275,104 for Mr. Rolls. These annual pension amounts would be reduced: in the case of Mr. Orr (age 55 and twelve years of service), if he retires prior to age 59; in the case of Mr. Dougherty (age 44 and ten years of service), if he retires prior to age 55; in the case of Mr. Marino (age 53 and five years of service), if he retires prior to age 62; in the case of Mr. Schultz (age 46 and five years of service), if he retires prior to age 58; and in the case of Mr. Rolls (age 46 and three years of service), if he retires prior to age 59.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Company has entered into Employment Agreements with Messrs. Orr, Dougherty, Marino and Rolls which provide for their employment and retention for four years commencing on August 13, 1998 (June 1, 1998 in the case of Mr. Rolls), subject to automatic one year extensions. CMG has entered into an Employment Agreement with Mr. Schultz which provides for his employment and retention for five years commencing on January 1, 1998 subject to automatic one year extensions. For years after 1998, the Employment Agreements provide a minimum annual base salary, a minimum annual bonus target, and annual grants of long-term incentives with a minimum present value. If their employment is terminated within two years after a change in control or if they elect to leave within 90 days after a change in control, they will receive lump sum payments equal to three times (two in the case of Mr. Schultz) the sum of their base salary and bonus targets and benefits will continue to be provided for three years (two years in the case of Mr. Schultz). If their employment is terminated by the Company without cause, they will receive lump sum severance payments equal to their base salary and bonus targets for the remainder of the Employment Agreement terms (but not less than two times the sum of their base salary and bonus targets) and benefits will continue to be provided for the remainder of the Employment Agreement terms (or, if longer, for two years).

    The Executive Deferred Compensation Plan permits executives to defer receipt of up to 75% of their base salary and up to 100% of their cash bonuses. There is a Company match of $0.666 for each dollar deferred, with a maximum match of 4% of the participant's compensation (reduced by the Company "match" under the Company's qualified Retirement and Savings Plan). Amounts deferred by participants (and the related Company "match") are assumed to have been invested in various mutual funds and other investments (including Company Shares). Upon termination of employment, the amounts then credited to the participant's account are distributed in a single lump sum payment or in monthly or annual installments for a term not to exceed ten years. The 2000 "match" for Messrs. Orr, Dougherty, Marino, Schultz and Rolls is reflected in the Summary Compensation Table under the "All Other Compensation" column.

    Under the LTIP, in the event of a change in control, all outstanding stock options will become immediately exercisable, all restrictions applicable to restricted stock awards will lapse and a pro rata portion of all accrued incentive awards will be paid in cash. The present values of all accrued benefits under the Executive Deferred Compensation Plan and the SERP will be funded within five days after a change in control.

                               PERFORMANCE GRAPH

    The following Performance Graph compares the percentage change, for the period from August 13, 1998 through December 31, 2000, of the cumulative total shareholder return on the Company's Common Shares with the cumulative total return of the S&P 500 Stock Index and the Custom Composite.

                            CUMULATIVE TOTAL RETURN
                           BEGINNING AUGUST 13, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CONVERGYS  S&P 500  OLD CUSTOM COMPOSITE  NEW CUSTOM COMPOSITE
8/13/98        $100     $100                  $100                  $100
9/30/98        $100      $95                   $88                   $91
12/31/98       $149     $115                  $112                  $116
3/31/99        $114     $121                  $117                  $124
6/30/99        $129     $129                  $117                  $123
9/30/99        $132     $121                  $115                  $117
12/31/99       $205     $139                  $192                  $222
3/31/00        $258     $142                  $282                  $305
6/30/00        $346     $139                  $297                  $326
9/30/00        $259     $137                  $266                  $269
12/31/00       $302     $127                  $294                  $252

                             8/13/98    9/30/1998   12/31/98   3/31/1999   6/30/1999   9/30/1999   12/31/1999   3/31/2000
                             --------   ---------   --------   ---------   ---------   ---------   ----------   ---------
Convergys..................    $100       $100        $149       $114        $129        $132         $205        $258
S&P 500....................    $100       $ 95        $115       $121        $129        $121         $139        $142
Old Custom Composite.......    $100       $ 88        $112       $117        $117        $115         $192        $282
New Custom Composite.......    $100       $ 91        $116       $124        $123        $117         $222        $305

                             6/30/2000   9/30/2000   12/31/2000
                             ---------   ---------   ----------
Convergys..................    $346        $259         $302
S&P 500....................    $139        $137         $127
Old Custom Composite.......    $297        $266         $294
New Custom Composite.......    $326        $269         $252

    Convergys' total return assumes investment of $100 at the Company's IPO price of $15.00.

    The Old Custom Composite Index consists of Amdocs LTD, Saville Systems plc ADR (thru 3Q99), Sitel Corp., CSG Systems Int'l Inc., DST Systems Inc., APAC Customer Services Inc., Teletech Holdings Inc., and West Corp.

    The New Custom Composite Index consists of Amdocs LTD, Portal Software Inc., Sitel Corp., CSG Systems Int'l Inc., DST Systems Inc., APAC Customer Services Inc., Teletech Holdings Inc., and West Corp.

    Portal Software was added to the New Custom Composite Index because LHS was acquired by SEMA, and Portal Software is a competitor in the IP billing space.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the year 2001. One or more members of the firm of PricewaterhouseCoopers LLP will attend the annual meeting, will have an opportunity to make a statement and will be available to answer questions.

    Fees paid to PricewaterhouseCoopers for 2000 were: annual audit--$559,200 and non-audit services--$2,575,273. PricewaterhouseCoopers did not perform any financial systems design and implementation services for the Company during 2000.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended for inclusion in the proxy statement for the annual meeting in 2002 must be received by the Company on or before November 13, 2001 and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. If a non-Rule 14a-8 shareholder proposal is submitted at the annual meeting in 2002, the proxy solicited by the Board of Directors with respect to the annual meeting will authorize the named proxies to exercise discretionary voting authority with respect to that proposal unless notice of the proposal is received by the Company on or before January 27, 2002. Proposals or notices should be sent to William H. Hawkins, II, Secretary, 201 East Fourth Street, P. O. Box 1638, Cincinnati, Ohio 45201.

                      OTHER MATTERS TO COME BEFORE MEETING

    At the time this Proxy Statement was released for printing on March 7, 2001, the Company knew of no other matters, which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

    The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of Common Shares and will be reimbursed for their expenses. The Company also has retained Georgeson Shareholder Communications Inc. to assist it in connection with the solicitation at an estimated fee of $16,000 plus reimbursement of out-of-pocket expenses.

                         FINANCIAL STATEMENTS AVAILABLE

    Financial statements for the Company and its subsidiaries are included in the Annual Report of the Company to shareholders for the year 2000. A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year 2000 will be furnished, without charge, on request directed to W. D. Baskett III, Secretary, 201 East Fourth Street, P.O. Box 1638, Cincinnati, Ohio 45201.

                                          By Order of the Board of Directors

                                          [SIGNATURE]

                                          W. D. Baskett III
                                          SECRETARY

March 7, 2001

                                   APPENDIX I
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The Convergys Corporation Board of Directors' Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") in overseeing the Company's financial reporting process, the systems of internal controls established by Management and the Board, and all audit processes. The Committee shall initiate and maintain open communication regarding these matters with the Board of Directors, Management, and all auditors.

ORGANIZATION

    The Board shall elect all members of the Committee, which shall consist solely of three or more independent Board Directors. All Committee members shall be free of any relationship that could influence his or her judgment as a Committee member or interfere with the exercise of their independence from Management and the Company.

    At all times, at least one member of the Committee shall have accounting or related financial management expertise. In addition, all other members must possess knowledge and experience in financial matters, including the ability to read and understand the Company's fundamental financial statements.

                                RESPONSIBILITIES

GENERAL

    The Committee shall meet at least four times each year, or more frequently as circumstances require, and may ask Management or others to attend meetings and provide pertinent information as necessary. It shall report Committee actions to the Board and shall make recommendations as appropriate.

    The Committee shall meet at least annually with Management, the Director of Internal Audit and the independent accountants in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

    On an annual basis, the Committee shall review and reassess the adequacy of this charter, and shall recommend changes to the Governance & Nominating Committee. The Committee shall disclose in the proxy statement for the Company's annual shareholders' meeting that a formal written charter has been adopted and the degree to which the Committee has satisfied its responsibilities during the prior year in compliance with the charter. At least once every three years, beginning in 2001, the Committee should verify that the Committee Charter is filed with the annual proxy statement by Management.

FINANCIAL REPORTING PROCESS

    The Committee shall regularly review key financial systems, procedures and controls that provide the information necessary to manage and report properly the operations of the Company. In fulfilling this responsibility, the Committee shall take the following actions:

    - In consultation with the external and internal auditors, the Committee shall review the integrity of the Company's internal and external financial reporting processes and Management's effectiveness in maintaining such integrity. In performing its review, the Committee will consider whether adequate procedures exist to comply with the regulations of the SEC and securities exchanges. The Committee shall review and consider the independent accountants and

      Management's judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices and proposed major changes thereto.

    - The Committee shall review with Company Management the Company's audited annual financial statements, the related independent accountants' opinion and the results of the external audit prior to the filing of the Company's Form 10-K. Based upon this review, the Committee should recommend to the full Board whether the audited financial statements should be included in the Company's Form 10-K. The Committee Chairperson should review with Management and the independent accountants the results of the independent accountant's review of the Company's interim financial statement prior to the filing of the Company's Forms 10-Q.

    - The Committee periodically shall review with general counsel and others as required, those legal and regulatory matters that may have a material impact on the Company's financial statements, related compliance policies, and programs.

SYSTEMS OF INTERNAL CONTROLS

    The Committee assists the Board in overseeing the systems of internal controls established by Management and the Board, particularly with respect to maintenance of adequate controls related to financing, financial reporting, accounting, compliance with applicable laws and regulations, and ethics. The Committee shall review their adequacy and effectiveness with the independent accountant, the Director of Internal Audit, and financial and accounting personnel. In so doing, the Committee shall review recommendations for the improvement of internal control procedures and Management's responses to the recommendations.

    The Committee shall inquire of Management, the Director of Internal Audit, and the independent accountant about significant risks or exposures and assess the steps Management has taken to minimize such risk to the Company. The Committee shall review Management's actions to establish and maintain processes to assure that internal control systems are considered in the Company's planning process, including acquisition and integration of new businesses and companies and development and implementation of new computer systems.

    The Committee will actively help the Company maintain a proper ethical environment by periodically reviewing compliance procedures related to the Company's Code of Conduct and the Foreign Corrupt Practices Act.

AUDIT PROCESSES

    The independent accountants and internal audit functions shall be accountable to the Board and the Committee. Accordingly, the Board of Directors is the independent accountant's client and, while the internal audit function shall report functionally to the Chief Financial Officer of Convergys Corporation through the Director of Internal Audit, it must report on a quarterly basis to the Committee. The Committee shall review the independence of the independent accountants and the objectivity of the internal audit function.

    The Committee shall maintain ongoing communications with the independent accountants to review whether the auditors maintain their independence. The Committee shall review with the independent accountants any major unresolved problems encountered during their examinations, as well as any restrictions imposed by Management on their audit scope.

    Annually, the Committee shall recommend the appointment of the independent accountants who will audit the financial statements of the Company to the Board of Directors for approval. The Committee shall also review the performance of the independent accountants, approve their fees and other compensation based on Management's analysis and approve any proposed discharge of the independent accountants when circumstances warrant. To aid in evaluating the auditors' independence, the Committee shall review and discuss all relationships that they have with the Company, including the range and cost of audit and non-audit services performed by the independent accountants, and shall obtain from them a formal written statement delineating all such relationships.

    With respect to the internal audit function, the Committee shall review its functions and activities. The Committee shall also review and approve the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit. It shall periodically review and approve the Internal Audit Charter and the Internal Audit Plan and review any difficulties encountered in the course of performing the audit function as defined in its Charter and approved Audit Plan.

ANNUAL REPORTING OF COMMITTEE ACTIVITIES WITH RESPECT TO AUDITED FINANCIAL
  STATEMENTS

    The Committee should issue a report to be included in the annual proxy statement stating whether the Committee had reviewed and discussed the financial statements with Company Management, had discussed the required communications with the independent accountants, had received the required correspondence from the independent accountants regarding independence matters and whether the Committee recommended to the full Board the inclusion of the audited financial statements in the Company's Form 10-K. Additionally, the Committee should review the annual written affirmation provided by the Company to the New York Stock Exchange (NYSE) that the Committee had complied with the NYSE's rules for members' audit committees.

VOTE BY TELEPHONE

Have your proxy card available when you call the TOLL-FREE number
1-800-250-9081 using a Touch-Tone phone. You will be prompted to enter your control number found on the reverse side and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the WEBSITE
HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your control number found on the reverse side and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL

Please vote, sign and date your proxy card and return it in the postage paid envelope provided or return it to: Corporate Trust Services, P.O. Box 535800, Pittsburgh, Pennsylvania 15253.

   VOTE BY TELEPHONE         VOTE BY INTERNET           VOTE BY MAIL
 Call TOLL-FREE using a   Access the WEBSITE and     Return your proxy
    Touch-Tone phone          Cast your vote        in the POSTAGE-PAID
     1-800-250-9081      HTTP://WWW.VOTEFAST.COM     envelope provided


                       Vote 24 hours a day, 7 days a week!

Your telephone and internet vote MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON APRIL 23, 2001 to be counted in the final tabulation. If you vote by telephone or Internet, please do not send your proxy by mail.


               Your Control Number is printed on the reverse side.




                              CONVERGYS CORPORATION
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2001

The undersigned hereby appoints John F. Barrett, Roger L. Howe and James F. Orr, and each or any of them, proxies, with full power of substitution, to represent and to vote all common shares of Convergys Corporation held of record by the undersigned on February 28, 2001, at the annual meeting of shareholders to be held on April 24, 2001, at 11:30 A.M. in Ballroom D of the Northern Kentucky Convention Center, One West River Center Blvd., Covington, Kentucky 41011, and at any adjournment thereof, notice of which meeting together with the related proxy statement has been received. The proxies are directed to vote the shares the undersigned would be entitled to vote if personally present.

ITEM 1 Authority to vote for the election of Class III directors whose terms expire in 2004:

            FOR / /                        WITHHOLD / /
       ALL NOMINEES LISTED              AUTHORITY TO VOTE
       (EXCEPT AS MARKED TO
       THE CONTRARY BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

                Gary C. Butler     Roger L. Howe     Philip A. Odeen


ITEM 2 To act upon such other matters as may properly come before the meeting.

                           (CONTINUED ON REVERSE SIDE)

CONVERGYS CORPORATION
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66-4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45263












                             YOUR CONTROL NUMBER IS:



            You are now able to cast your vote by using a touch-tone
                       telephone or by using the Internet.

          Instructions for voting are on the reverse side. Your Control number for voting is noted above.


Please vote, sign, date below and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so by revoking your proxy at an open meeting and voting by ballot. This proxy form, when properly executed, will be voted in accordance with the directions given by the shareholder. If no directions are given hereon, the proxy form will be voted FOR the election of directors.


                                       Dated ____________________, 2001


                                       --------------------------------
                                       SIGNATURE


                                       --------------------------------
                                       SIGNATURE IF SHARES HELD JOINTLY
                                       Please sign exactly as name(s) appear
                                       opposite. Executors, trustees,
                                       administrators and other fiduciaries
                                       should so indicate.